UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 03, 2007 (Date of earliest event reported)
Financial Industries Corporation (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	0-4690 (Commission File Number)	74-2126975 (IRS Employer Identification Number)

6500 River Place Boulevard, Building I (Address of principal executive offices)		78730 (Zip Code)
512-404-5000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Filing of Periodic Report for the Quarter Ended March 31, 2007

On July 3, 2007, Financial Industries Corporation (the "Company") issued a press release announcing the filing of its Form 10-Q for the first fiscal quarter of 2007.

Results of 2007 Annual Meeting of Shareholders

The Company announced the results of its 2007 annual meeting of shareholders.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

            99.1       Press Release of Financial Industries Corporation dated July 03, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 03, 2007	FINANCIAL INDUSTRIES CORPORATION By: /s/ William B. Prouty William B. Prouty Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Financial Industries Corporation dated July 03, 2007